Lincoln Financial Group
Available-For-Sale ("AFS") Securities by Industry Classifications
(in millions)

	As of December 31, 2010					As of September 30, 2010
			Unrealized		%			Unrealized		%
	Amortized	Unrealized	Losses	Fair	Fair	Amortized	Unrealized	Losses	Fair	Fair
Fixed Maturity AFS Securities	Cost	Gains	and OTTI	Value	Value	Cost	Gains	and OTTI	Value	Value
Industry corporate bonds:
Financial services	$8,377	$437	$148	$8,666	12.7%	$8,420	$633	$127	$8,926	12.7%
Basic industry	2,478	204	20	2,662	3.9%	2,411	257	19	2,649	3.8%
Capital goods	3,425	243	45	3,623	5.3%	3,290	366	5	3,651	5.2%
Communications	3,050	251	32	3,269	4.8%	3,013	366	21	3,358	4.8%
Consumer cyclical	2,772	185	47	2,910	4.2%	2,750	269	46	2,973	4.2%
Consumer non-cyclical	7,259	628	20	7,867	11.5%	7,205	964	7	8,162	11.6%
Energy	4,533	428	17	4,944	7.2%	4,474	580	5	5,049	7.2%
Technology	1,414	108	9	1,513	2.2%	1,295	161	-	1,456	2.1%
Transportation	1,379	116	3	1,492	2.2%	1,282	155	1	1,436	2.0%
Industrial other	884	53	10	927	1.4%	834	75	6	903	1.3%
Utilities	9,800	708	62	10,446	15.2%	9,695	1,086	20	10,761	15.3%
Corporate asset-backed securities ("ABS"):
Collateralized debt obligations ("CDOs")	128	22	8	142	0.2%	128	16	11	133	0.2%
Commercial real estate ("CRE") CDOs	46	-	14	32	0.0%	47	-	19	28	0.0%
Credit card	831	33	4	860	1.3%	834	44	6	872	1.2%
Home equity	1,002	6	268	740	1.1%	1,031	8	286	753	1.1%
Manufactured housing	110	3	4	109	0.2%	113	4	3	114	0.2%
Auto loan	162	2	-	164	0.2%	201	4	-	205	0.3%
Other	211	21	1	231	0.3%	226	26	1	251	0.4%
Commercial mortgage-backed securities ("CMBS")
Non-agency backed	2,144	95	186	2,053	3.0%	2,275	118	250	2,143	3.0%
Collateralized mortgage and other obligations ("CMOs")
Agency backed	3,975	308	1	4,282	6.2%	4,126	388	-	4,514	6.4%
Non-agency backed	1,718	16	259	1,475	2.1%	1,787	17	282	1,522	2.2%
Mortgage pass through securities ("MPTS"):
Agency backed	2,978	106	5	3,079	4.5%	3,165	148	-	3,313	4.7%
Non-agency backed	2	-	-	2	0.0%	2	-	-	2	0.0%
Municipals:
Taxable	3,219	27	94	3,152	4.6%	2,766	200	8	2,958	4.2%
Tax-exempt	3	-	-	3	0.0%	3	-	-	3	0.0%
Government and government agencies:
United States	931	120	2	1,049	1.5%	990	161	-	1,151	1.6%
Foreign	1,438	94	7	1,525	2.2%	1,416	157	6	1,567	2.2%
Hybrid and redeemable preferred stock	1,476	56	135	1,397	2.0%	1,523	67	142	1,448	2.1%
Total fixed maturity AFS securities	65,745	4,270	1,401	68,614	100.0%	65,302	6,270	1,271	70,301	100.0%
Equity AFS Securities	179	25	7	197		174	35	4	205
Total AFS securities	65,924	4,295	1,408	68,811		65,476	6,305	1,275	70,506
Trading Securities (1)	2,340	297	41	2,596		2,361	389	39	2,711
Total AFS and trading securities	$68,264	$4,592	$1,449	$71,407		$67,837	$6,694	$1,314	$73,217

(1)
Certain of our trading securities support our modified coinsurance arrangements ("Modco") and the investment results are passed directly to the reinsurers.  Refer to the "Trading Securities" section of our 2009 Form 10-K for further details.

Lincoln Financial Group
AFS Securities Backed by Pools of Residential Mortgages
As of December 31, 2010
(in millions)

	Prime Agency		Prime/Non-Agency		Alt-A		Subprime		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Type
CMOs and MPTS	$7,361	$6,954	$1,000	$1,135	$477	$584	$-	$-	$8,838	$8,673
ABS home equity	5	5	-	-	274	352	461	645	740	1,002
Total by type (1)(2)	$7,366	$6,959	$1,000	$1,135	$751	$936	$461	$645	$9,578	$9,675

Rating
AAA	$7,349	$6,944	$255	$256	$123	$131	$191	$200	$7,918	$7,531
AA	-	-	31	37	89	102	31	34	151	173
A	17	15	9	10	54	61	16	24	96	110
BBB	-	-	48	53	7	7	44	61	99	121
BB and below	-	-	657	779	478	635	179	326	1,314	1,740
Total by rating (1)(2)(3)	$7,366	$6,959	$1,000	$1,135	$751	$936	$461	$645	$9,578	$9,675

Origination Year
2004 and prior	$2,389	$2,236	$273	$289	$280	$314	$221	$274	$3,163	$3,113
2005	860	804	185	221	224	275	177	239	1,446	1,539
2006	267	246	196	219	198	273	62	130	723	868
2007	1,151	1,043	346	406	49	74	-	-	1,546	1,523
2008	290	268	-	-	-	-	-	-	290	268
2009	1,367	1,331	-	-	-	-	1	2	1,368	1,333
2010	1,042	1,031	-	-	-	-	-	-	1,042	1,031
Total by origination year (1)(2)	$7,366	$6,959	$1,000	$1,135	$751	$936	$461	$645	$9,578	$9,675

(1)
Does not include fair value of trading securities totaling $279 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $279 million in trading securities consisted of $250 million prime, $16 million Alt-A and $13 million subprime.

(2)
Does not include amortized cost of trading securities totaling $279 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $279 million in trading securities consisted of $245 million prime, $19 million Alt-A and $15 million subprime.

(3)
Credit ratings shown are based on ratings provided by the major credit rating agencies (Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P")) or are based on internal ratings for those securities where external ratings are not available.  For securities where the ratings assigned by the major rating agencies are not equivalent, the second highest of the three ratings assigned is used.

Lincoln Financial Group
AFS Securities Backed by Pools of Residential Mortgages
As of December 31, 2010
(in millions)

Prime Agency and Non-Agency

	AAA (3)		AA (3)		A(3)		BBB (3)		BB & Below (3)		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Origination Year
2004 and prior	$2,608	$2,458	$26	$32	$26	$25	$1	$3	$1	$7	$2,662	$2,525
2005	866	810	-	-	-	-	47	50	132	165	1,045	1,025
2006	280	258	5	5	-	-	-	-	178	202	463	465
2007	1,151	1,044	-	-	-	-	-	-	346	405	1,497	1,449
2008	290	268	-	-	-	-	-	-	-	-	290	268
2009	1,367	1,331	-	-	-	-	-	-	-	-	1,367	1,331
2010	1,042	1,031	-	-	-	-	-	-	-	-	1,042	1,031
Total by origination year (1)(2)	$7,604	$7,200	$31	$37	$26	$25	$48	$53	$657	$779	$8,366	$8,094

Alt-A

	AAA (3)		AA (3)		A (3)		BBB (3)		BB & Below (3)		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Origination Year
2004 and prior	$117	$119	$83	$95	$44	$50	$7	$7	$29	$43	$280	$314
2005	6	12	-	-	10	11	-	-	208	252	224	275
2006	-	-	6	7	-	-	-	-	192	266	198	273
2007	-	-	-	-	-	-	-	-	49	74	49	74
Total by origination year (1)(2)	$123	$131	$89	$102	$54	$61	$7	$7	$478	$635	$751	$936

Subprime

	AAA (3)		AA (3)		A (3)		BBB (3)		BB & Below (3)		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Origination Year
2004 and prior	$147	$152	$25	$29	$8	$16	$2	$6	$39	$71	$221	$274
2005	44	48	6	5	8	8	42	55	77	123	177	239
2006	-	-	-	-	-	-	-	-	62	130	62	130
2009	-	-	-	-	-	-	-	-	1	2	1	2
Total by origination year (1)(2)	$191	$200	$31	$34	$16	$24	$44	$61	$179	$326	$461	$645

(1)
Does not include fair value of trading securities totaling $279 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $279 million in trading securities consisted of $250 million prime, $16 million Alt-A and $13 million subprime.

(2)
Does not include amortized cost of trading securities totaling $279 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $279 million in trading securities consisted of $245 million prime, $19 million Alt-A and $15 million subprime.

(3)
Credit ratings shown are based on ratings provided by the major credit rating agencies (Fitch, Moody's and S&P) or are based on internal ratings for those securities where external ratings are not available.  For securities where the ratings assigned by the major rating agencies are not equivalent, the second highest of the three ratings assigned is used.

Lincoln Financial Group
AFS Securities Backed by Pools of Consumer Loan ABS
As of December 31, 2010
(in millions)

	Credit Card (1)		Auto Loans		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
Rating
AAA	$838	$809	$164	$162	$1,002	$971
BBB	22	22	-	-	22	22
Total by rating (1)(2)(3)	$860	$831	$164	$162	$1,024	$993

(1)
Includes amortized cost of $570 million ABS Credit Card assets that were reclassified from ABS CLN assets as a result of adopting ASU 2009-17 as of January 1, 2010.  Refer to Note 4, "Variable Interest Entities," of our March 31, 2010 Form 10-Q for further details.

(2)
Credit ratings shown are based on ratings provided by the major credit rating agencies (Fitch, Moody’s and S&P) or are based on internal ratings for those securities where external ratings are not available.  For securities where the ratings assigned by the major rating agencies are not equivalent, the second highest of the three ratings assigned is used.

(3)
Does not include the fair value of trading securities totaling $3 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $3 million in trading securities consisted of credit card securities.

Lincoln Financial Group
AFS Securities Backed by Pools of Commercial Mortgages
As of December 31, 2010
(in millions)

	Multiple Property		Single Property		CRE CDOs		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Type
CMBS	$1,983	$2,035	$70	$109	$-	$-	$2,053	$2,144
CRE CDOs	-	-	-	-	32	46	32	46
Total by type (1)	$1,983	$2,035	$70	$109	$32	$46	$2,085	$2,190

Rating
AAA	$1,348	$1,268	$25	$24	$-	$-	$1,373	$1,292
AA	259	257	9	10	-	-	268	267
A	140	146	12	13	5	5	157	164
BBB	96	100	5	6	14	18	115	124
BB and below	140	264	19	56	13	23	172	343
Total by rating (1)(2)	$1,983	$2,035	$70	$109	$32	$46	$2,085	$2,190

Origination Year
2004 and prior	$1,249	$1,239	$40	$41	$8	$9	$1,297	$1,289
2005	378	367	28	60	12	14	418	441
2006	150	205	2	8	12	23	164	236
2007	154	170	-	-	-	-	154	170
2010	52	54	-	-	-	-	52	54
Total by origination year (1)	$1,983	$2,035	$70	$109	$32	$46	$2,085	$2,190

	AAA (2)		AA (2)		A(2)		BBB (2)		BB & Below (2)		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Origination Year
2004 and prior	$897	$859	$238	$237	$72	$75	$22	$22	$68	$96	$1,297	$1,289
2005	313	287	20	20	5	6	41	49	39	79	418	441
2006	81	74	10	10	8	7	22	22	43	123	164	236
2007	74	64	-	-	28	30	30	31	22	45	154	170
2010	8	8	-	-	44	46	-	-	-	-	52	54
Total by origination year (1)	$1,373	$1,292	$268	$267	$157	$164	$115	$124	$172	$343	$2,085	$2,190

(1)
Does not include the fair value of trading securities totaling $70 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $70 million in trading securities consisted of $67 million CMBS and $3 million CRE CDOs.

(2)
Credit ratings shown are based on ratings provided by the major credit rating agencies (Fitch, Moody’s and S&P) or are based on internal ratings for those securities where external ratings are not available.  For securities where the ratings assigned by the major rating agencies are not equivalent, the second highest of the three ratings assigned is used.

Lincoln Financial Group
Commercial Mortgage Loan Portfolio, Net of Reserves
As of December 31, 2010
(in millions)

Property Type	Carrying Value	%	State Exposure	Carrying Value	%
Office building	$2,296	34.0%	CA	$1,451	21.4%
Industrial	1,804	26.7%	TX	586	8.6%
Retail	1,593	23.6%	MD	421	6.2%
Apartment	664	9.8%	VA	329	4.9%
Hotel/Motel	166	2.5%	FL	309	4.6%
Mixed use	130	1.9%	TN	301	4.5%
Other commercial	99	1.5%	WA	287	4.3%
Total	$6,752	100.0%	NC	255	3.8%
			AZ	250	3.7%
			GA	230	3.4%
	Carrying		PA	201	3.0%
Geographic Region	Value	%	IL	200	3.0%
Pacific	$1,841	27.2%	NV	188	2.8%
South Atlantic	1,677	24.8%	OH	184	2.7%
Mountain	619	9.2%	MN	155	2.3%
West South Central	619	9.2%	IN	153	2.3%
East North Central	613	9.1%	NJ	134	2.0%
East South Central	433	6.4%	SC	118	1.7%
Middle Atlantic	429	6.4%	MA	113	1.7%
West North Central	381	5.6%	OR	103	1.5%
New England	140	2.1%	Other states under 2%	784	11.6%
Total	$6,752	100.0%	Total	$6,752	100.0%

Lincoln Financial Group
Exposure to Monoline Insurers
As of December 31, 2010
(in millions)

					Total
			Total	Total	Unrealized	Total
	Direct	Insured	Amortized	Unrealized	Loss	Fair
	Exposure (1)	Bonds (2)	Cost	Gain	and OTTI	Value
Monoline Name
AMBAC	$-	$222	$222	$4	$45	$181
ASSURED GUARANTY LTD	30	-	30	-	18	12
FGIC	-	78	78	1	18	61
FSA	-	44	44	1	1	44
MBIA	12	142	154	13	13	154
MGIC	-	5	5	-	1	4
PMI GROUP INC	24	-	24	-	6	18
RADIAN GROUP INC	16	-	16	-	1	15
XL CAPITAL LTD	72	63	135	1	10	126
Total by Monoline insurer (3)	$154	$554	$708	$20	$113	$615

(1)	Additional direct exposure through credit default swaps with a notional value totaling $20 million is excluded from this table.
(2)	Additional indirect insured exposure through structured securities is excluded from this table.
(3)
Does not include the fair value of trading securities totaling $30 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $30 million in trading securities consisted of $11 million of direct exposure and $19 million of insured exposure.  This table also excludes insured exposure totaling $10 million for a guaranteed investment tax credit partnership.